Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated March 10, 2022
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statements of Additional Information for the Funds listed below:
Invesco American Value Fund
Invesco V.I. American Value Fund
This supplement amends the Summary and Statutory Prospectuses and Statements of Additional Information of the above referenced funds (the “Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and Statements of Additional Information and retain it for future reference.
The following information replaces in its entirety the last two paragraphs appearing under the heading “Fund Summary – Principal Investment Strategies of the Fund” in the Prospectuses, as well as the tenth and eleventh paragraphs appearing under the heading “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Objective(s) and Strategies” in the Statutory Prospectuses:
The Fund emphasizes a value style of investing and the portfolio managers seek to invest in undervalued companies they believe possess the potential for capital growth. In selecting securities, the portfolio managers emphasize the following characteristics, although not all investments will have these attributes:
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Buy businesses trading at a significant discount to the portfolio managers’ estimate of intrinsic value. The portfolio managers believe intrinsic value represents the fair economic worth of the business.
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Emphasize quality businesses with potential to grow intrinsic value over time. The portfolio managers primarily seek issuers that they believe have solid growth prospects, the ability to earn an attractive return on invested capital and a management team that exhibits intelligent capital allocation skills.
The portfolio managers will consider selling a security if a more attractive investment opportunity is identified, if a security is trading near or above the portfolio managers’ estimate of intrinsic value or if there is a fundamental deterioration in business prospects that results in inadequate upside potential to estimated intrinsic value.
The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the Prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Jonathan Edwards, CFA	Portfolio Manager (lead)	2022

Jonathan Mueller, CFA	Portfolio Manager	2022

The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectuses:
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
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Jonathan Edwards, CFA (lead manager), Portfolio Manager, who has been responsible for the Fund since 2022 and has been associated with Invesco and/or its affiliates since 2001.
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Jonathan Mueller, CFA, Portfolio Manager, who has been responsible for the Fund since 2022 and has been associated with Invesco and/or its affiliates since 2001.
A lead manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
The following information is added after the table under “PORTFOLIO MANAGERS — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — INVESTMENTS” in Appendix H of Invesco American Value Fund's SAI:
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Jonathan Edwards began serving on Invesco American Value Fund as a portfolio manager of the Fund effective March 10, 2022. As of January 31, 2022, Mr. Edwards did not beneficially own any securities of the Fund.
Jonathan Mueller began serving on Invesco American Value Fund as a portfolio manager of the Fund effective March 10, 2022. As of January 31, 2022, Mr. Mueller did not beneficially own any securities of the Fund.
The following information is added after the table under “PORTFOLIO MANAGERS — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — ASSETS MANAGED” in Appendix H of Invesco American Value Fund's SAI:
Jonathan Edwards began serving on Invesco American Value Fund as a portfolio manager of the Fund effective March 10, 2022. As of January 31, 2022, Mr. Edwards managed 2 registered investment companies with a total of approximately $2,630.0 million in assets, no other pooled investment vehicles and no other accounts.
Jonathan Mueller began serving on Invesco American Value Fund as a portfolio manager of the Fund effective March 10, 2022. As of January 31, 2022, Mr. Mueller managed 2 registered investment companies with a total of approximately $2,630.0 million in assets, no other pooled investment vehicles and no other accounts.
The following information is added after the table under “PORTFOLIO MANAGERS — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — INVESTMENTS” in Appendix H of Invesco V.I. American Value Fund's SAI:
Jonathan Edwards began serving on Invesco V.I. American Value Fund as a portfolio manager of the Fund effective March 10, 2022. As of January 31, 2022, Mr. Edwards did not beneficially own any securities of the Fund.
Jonathan Mueller began serving on Invesco V.I. American Value Fund as a portfolio manager of the Fund effective March 10, 2022. As of January 31, 2022, Mr. Mueller did not beneficially own any securities of the Fund.
The following information is added after the table under “PORTFOLIO MANAGERS — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — ASSETS MANAGED” in Appendix H of Invesco V.I. American Value Fund's SAI:
Jonathan Edwards began serving on Invesco V.I. American Value Fund as a portfolio manager of the Fund effective March 10, 2022. As of January 31, 2022, Mr. Edwards managed 2 registered investment companies with a total of approximately $2,630.0 million in assets, no other pooled investment vehicles and no other accounts.
Jonathan Mueller began serving on Invesco V.I. American Value Fund as a portfolio manager of the Fund effective March 10, 2022. As of January 31, 2022, Mr. Mueller managed 2 registered investment companies with a total of approximately $2,630.0 million in assets, no other pooled investment vehicles and no other accounts.
Additionally, effective March 10, 2022, Jeffrey Vancavage no longer serves as Portfolio Manager of the Funds. All references to Mr. Vancavage in the Summary and Statutory Prospectuses and Statements of Additional Information are hereby removed.
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